UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A #3
                                  -------------
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: June 30, 2010



                           Amended on January 31, 2011


                        GULFSTAR ENERGY CORPORATION
                        ---------------------------
             (Exact name of registrant as specified in its charter)

              Colorado                                 333-151398                               02-0511381
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
   incorporation)                                    Number)                            Number)



                 3410 Embassy Drive, West Palm Beach, FL, 33401
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (800) 820-1632
                                 --------------
               Registrant's telephone number, including area code

                              Bedrock Energy, Inc.
                              --------------------
               8950 Scenic Pine Drive, Ste 100, Parker, CO 80134
               -------------------------------------------------
         (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[   ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[   ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[   ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
     Exchange Act (17 CFR 240.13e-4(c)

                                Explanatory Note

Gulfstar Energy Corporation is filing this Amendment No. 3 to its Current Report on Form 8-K/A that was filed with the Securities and Exchange Commission on August 5, 2010. This Amendment is filed for the purpose of amending, Section 4,
Item 4.01, as set forth below.

This Amendment does not reflect events occurring after the Original Filing except as noted above. Except for the foregoing amended information, this Form 8-K/A#3 continues to speak as of the date of the Original Filing and the Company has not otherwise updated disclosures contained therein or herein to reflect events that occurred at a later date.


        Section 4 - MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

Item 4.01 - Changes in Registrant's Certifying Accountant.

Larry O'Donnell, CPA, PC formerly the independent registered public accountant for Gulfstar Energy Corporation was dismissed as the Company's independent registered public accountant on July 8, 2010.



Effective December 14, 2010, the Public Accounting Oversight Board ("PCAOB") revoked Larry O'Donnell, CPA, P.C.'s registration as a registered public accountant.



On July 9, 2010, the Board of Directors of the Company approved the engagement of new auditors, UHY LLP, of Sterling Heights, Michigan to be the Company's independent registered public accountant. No audit committee exists, other than the members of the Board of Directors.

The action to engage new auditors was approved by the Board of Directors. No audit committee exists, other than the members of the Board of Directors.

In connection with audit of fiscal years ended December 31, 2009 and 2008 and the cumulative period of January 1, 2010 through March 31, 2010 and through the date of termination of the accountants, no disagreements exist with the former independent registered public accountant on any matter of accounting principles or practices, financial statement disclosure, internal control assessment, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused them to make reference in connection with their report to the subject of the disagreement(s).

The Independent Auditor Report by Larry O'Donnell, CPA, PC for the fiscal years ended December 31, 2009 and 2008, contained an opinion which included a paragraph discussing uncertainties related to continuation of the Company as a going concern.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                          GULFSTAR ENERGY, CORPORATION


                              By: /s/Robert McCann
                                  ----------------
                                     Robert McCann, Chief Executive Officer



Date: January 31, 2011